UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Mountain National Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INTRODUCTION
OUTSTANDING VOTING SECURITIES OF THE COMPANY AND PRINCIPAL HOLDERS THEREOF
PROPOSAL # 1 ELECTION OF DIRECTORS
ADDITIONAL INFORMATION CONCERNING THE COMPANY’S BOARD OF DIRECTORS AND COMMITTEES
CERTAIN RELATIONSHIPS AND TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL # 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
OTHER MATTERS
OTHER INFORMATION

Mountain National Bancshares, Inc.
300 E. Main Street
Sevierville, Tennessee 37862
(865) 428-7990
April 10, 2007
Dear Shareholder:
     In connection with the Annual Meeting of Shareholders of Mountain National Bancshares, Inc. to be held May 1, 2007, we enclose a Notice of Annual Meeting of Shareholders, a proxy statement, and a form of proxy.
     You are being asked (1) to elect three Class I directors for three year terms and until their successors are duly elected and qualified; (2) to ratify the appointment of the Company’s independent registered public accounting firm; and (3) to transact such other or future business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Information about these matters is contained in the attached proxy statement.
     You are invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed proxy card so that your shares can be voted in the event that you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your proxy may be revoked and you may vote in person. We urge you to return your proxy card in the enclosed, postage paid envelope as soon as possible.
Sincerely,
/s/ Dwight B. Grizzell
President and Chief Executive Officer

Mountain National Bancshares, Inc.
300 E. Main Street
Sevierville, Tennessee 37862
(865) 428-7990

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, MAY 1, 2007

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), will be held on Tuesday, May 1, 2007, at 10:00 a.m., local time, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 for the following purposes:
(1)	To elect three Class I directors to hold office for a term of three (3) years and until their successors are elected and qualified;

(2)	To ratify the appointment of the Company’s independent registered public accounting firm; and

(3)	To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
     Only shareholders of record at the close of business on March 22, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, sign, date and return the enclosed proxy in the accompanying envelope.

By Order of the Board of Directors,
/s/ Bev Brosch
BEV BROSCH
Corporate Secretary

Sevierville, Tennessee
April 10, 2007
PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO MOUNTAIN NATIONAL BANCSHARES, INC. IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT.

Mountain National Bancshares, Inc.
300 E. Main Street
Sevierville, Tennessee 37862
(865) 428-7990

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2007

INTRODUCTION
General Information
     This Proxy Statement is being furnished to the Shareholders of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the Company’s common stock $1.00 par value per share, (the “Common Stock”) for use at the 2007 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, May 1, 2007, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 and at any and all adjournments or postponements thereof (the “Annual Meeting”). Unless the context otherwise requires, the term “Company” shall include the Company’s banking subsidiary, Mountain National Bank (the “Bank”).
     The Annual Meeting is being held to consider and vote upon (1) the election of three Class I directors to serve for three (3) year terms; (2) the ratification of the selection of the Company’s independent registered public accounting firm; and (3) such other matters as may properly come before the Annual Meeting. The Company’s Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.
     The Proxy Statement and Proxy are first being mailed on or about April 10, 2007 to Company shareholders of record as of the close of business on March 22, 2007 (the “Record Date”). A copy of the Company’s annual report to shareholders, which includes the Company’s Annual Report on Form 10-KSB accompanies this Proxy Statement.
Voting and Quorum Requirements
     Only holders of record of the Company’s common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 2,063,355 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote for each share held on each of the matters to be voted upon at the Annual Meeting other than the election of directors for which a shareholder is entitled to the number of votes equal to the number of shares owned by such shareholder multiplied by the number of directors being elected. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting.
     The directors shall be elected by a plurality of the votes cast in the election by the holders of Common Stock represented and entitled to vote at the Annual Meeting. Because the Company’s Charter provides for cumulative voting, the number of votes you may cast will be determined by multiplying the number of shares you held as of the Record Date by three, which is the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates. The enclosed proxy grants discretionary authority to the proxyholder for the exercise of cumulative voting rights. If you vote by proxy but do not indicate how you wish your vote to be distributed, your votes will be cast and cumulated in the proxyholders’ discretion, which may include voting for less than all nominees so as to elect the maximum number of the nominees named on the proxy, except that none of your votes will be cast for any nominee for whom you instruct your votes to be withheld.
     The ratification of the selection of the Company’s independent registered public accounting firm and any other matters submitted to the shareholders but not proposed in this Proxy Statement, will be approved if the number of votes cast in favor of each proposal exceed the number of votes cast against the proposal. The Board of Directors of the Company does not know of any other matters which will be presented for action at the Annual Meeting other than those proposed in this Proxy Statement, but the persons named in the proxy (who are directors of the Company) intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment.
     Abstentions and “non-votes” are accounted as “present” in determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. A “non vote” will have no effect on the approval of the nominees to the Company’s board of directors. So long as a quorum is present, abstentions and “non-votes” will have no effect on the ratification of the selection of the Company’s independent public accounting firm and any other proposal that properly comes before the Annual Meeting.
Solicitation and Revocability of Proxies
     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If a valid proxy is returned and no instructions are indicated, such shares of Common Stock will be voted “For” the election of all nominees for director named in the proxy, with the total number of votes to be distributed subject to the proxy holder’s discretion and “For” the ratification of the appointment of Crowe Chizek and Company, LLC as the Company’s independent registered public accounting firm, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.
     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the meeting by (i) executing and delivering a later dated proxy; (ii) delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting; or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of a proxy unless you also vote in person at the Annual Meeting. Any written notice revoking a proxy should be sent to: Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee, 37862 Attention: Bev Brosch, Corporate Secretary.
OUTSTANDING VOTING SECURITIES OF THE COMPANY
AND PRINCIPAL HOLDERS THEREOF
     The Company is authorized to issue up to 10,000,000 shares of Common Stock. At March 22, 2007, the Company had 2,063,355 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.
     The following table sets forth certain information with respect to the beneficial ownership, as of the Record Date, of shares of Common Stock by (a) each of the Company’s directors, (b) the Company’s named executive officers, and (c) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. The Company is not aware of any person who beneficially owns more than five percent of the Company’s outstanding common stock other than Dwight B. Grizzell. Except as otherwise noted, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned (1)(2)		Percent of Common Stock
Directors:
James E. Bookstaff	144,886	(3)	6.88%
Dwight B. Grizzell (4)	64,724	(5)	3.07%
Gary A. Helton	87,432	(6)	4.18%
Charlie R. Johnson	45,391	(7)	2.18%
Sam L. Large	59,915	(8)	2.88%
Jeffrey J. Monson	45,905	(9)	2.22%
Linda N. Ogle	86,528	(10)	4.13%
Michael C. Ownby	26,075	(11)	1.26%
John M. Parker	113,635	(12)	5.45%
Ruth Reams	34,686	(13)	1.68%

Named Executive Officers:
Michael L. Brown	15,480	(14)	0.75%
Grace D. McKinzie	32,308	(15)	1.55%
All Directors and executive officers as a group (12 persons) (16)	756,965		32.80%
(1)	Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of each security, or “investment power” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.
(2)	The aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before May 21, 2007, (60 days from March 22, 2007), through the exercise of options or warrants. The number of shares underlying options or warrants that may be exercised as of May 21, 2007, is as follows: (i) Mr. Bookstaff — 43,405 shares; (ii) Mr. Grizzell — 18,899 shares; (iii) Mr. Helton — 26,706 shares; (iv) Mr. Charlie Johnson — 17,207 shares; (v) Mr. Large — 19,755 shares; (vi) Mr. Monson — 8,787 shares; (vii) Ms. Ogle — 29,227 shares; (viii) Mr. Ownby — 8,820 shares; (ix) Mr. Parker — 23,072 shares; (x) Ms. Reams — 2,298 shares; (xi) Ms. McKinzie — 20,598 shares; and (xii) all directors and executive officers as a group (12 persons) — 244,331 shares.

(3)	Includes 11,025 shares and 11,025 warrants held in Mr. Bookstaff’s IRA account.

(4)	Mr. Grizzell also serves as the Company’s President and Chief Executive Officer.

(5)	Includes 3,871 shares held jointly with spouse, 117 shares held solely by spouse, 13,799 shares held in Mr. Grizzell’s IRA, 1,436 shares held by children. Includes 12,600 shares pledged as security.

(6)	Includes 3,549 shares and 3,553 warrants held in Mr. Helton’s IRA.

(7)	Includes 3,195 shares held jointly with spouse, 6,901 shares and 6,892 warrants held solely by spouse, 12 shares held jointly with spouse and children and 3,037 shares held in Mr. Johnson’s IRA.

(8)	Includes 17,782 shares held jointly with spouse and 22,378 shares and 19,755 warrants held in Mr. Large’s IRA.

(9)	Includes 9,903 shares and 735 warrants held by GCS Partnership, of which Mr. Monson holds a partnership interest and 2,756 shares and 2,757 warrants held in Mr. Monson’s IRA.

(10)	Includes 4,069 shares and 4,071 warrants held in Ms. Ogle’s IRA.

(11)	Includes 29 shares held solely by spouse. Includes 12,771 shares pledged as security.

(12)	Includes 84,681 shares held jointly with spouse and 5,440 shares held jointly with spouse and child.

(13)	Includes 3,419 shares held jointly with spouse, 8,797 shares held in Ms. Reams’ IRA account, 4,738 shares held in spouse’s IRA account and 4,856 shares held with grandchildren.

(14)	Includes 2,989 shares held in Mr. Brown’s IRA, 1,821 shares held in spouse’s IRA, 556 shares held solely by spouse and 240 shares held with children. Includes 12,540 shares pledged as security.

(15)	Includes 10,290 shares held in Ms. McKinzie’s IRA and 271 shares held solely by spouse.

(16)	The address for each of the above-named executive officers and directors is c/o Mountain National Bancshares, Inc., 300 Main Street, Sevierville, TN 37862
PROPOSAL # 1
ELECTION OF DIRECTORS
     Action will be taken at the Annual Meeting for the election of three Class I directors, each of whom will serve for a three-year term and until their successors shall have been duly elected and qualified.
     The Company’s bylaws provide that the Board of Directors shall consist of not less than five nor more than fifteen directors, with the exact number to be fixed by resolution of the Board of Directors or the shareholders from time to time and shall be divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of directors. Effective February 1, 2007, Barbara S. Stevens resigned from the Board of Directors of the Company, upon reaching the maximum age for directors permitted by existing Company policy. In connection therewith, the Board of Directors approved a resolution to reduce the size of the Board of Directors from eleven to ten members effective upon Mrs. Stevens’ retirement. In addition, in order that each class of directors may consist, as nearly as possible, of one-third of the total number of directors, as required by the Company’s bylaws, Mr. Johnson has agreed to become a Class I director.
     All shares represented by valid proxies, and not revoked before they are exercised will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the proxy will be voted “For” the election of each of the three nominees below. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by the Company’s Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (three).

Nominees for the Board of Directors
     Below is certain information about the nominees as of March 22, 2007, including such nominee’s age and principal employment for the past five years. Each of the three nominees as well as each of the continuing directors has served as a director of the Company since its inception in 2002 and as a director of the Bank since 1998.
The Board of Directors recommends a vote “For” the three nominees described below.
Class I Directors (Nominees for Election to the Board of Directors)
     Gary A. Helton, age 46, has been the owner and General Manager of Volunteer Chevrolet in Sevierville, Tennessee since its opening in May 1994. At Volunteer Chevrolet he is involved with all aspects of its daily operation. In addition to this ownership, he is involved in many other real estate ventures, both commercial and residential. Mr. Helton is a member of First Baptist Church in Sevierville and a lifelong resident of Sevier County. He graduated with a B.S. Degree in Business Management from Carson-Newman College in Jefferson City, Tennessee in 1982. He currently serves on the Board of Trustees at Carson-Newman College and serves on the Investment, Finance and Pension Committees.
     Jeffrey J. Monson, age 52, has worked for TRW Fuji Valve for 27 years in various engineering and management positions in six plant locations. He was part of the start-up team for TRW’s Staton Plant in Greenville, North Carolina and more recently TRW’s Fuji Valve Plant in Sevierville, Tennessee. Mr. Monson is a graduate of Purdue University with a Bachelor’s Degree in Mechanical Engineering and served as an Officer in Purdue’s Mechanical Engineering Honorary Society. He also received a Master’s Degree from Purdue’s Krannert Graduate School of Business Management. He is a member of Evergreen Presbyterian Church in Sevierville. He served as a member of the United Way of Sevier County Board of Directors from 1994-2000 and the Boys and Girls Club Board of Directors in 2003. Mr. Monson is a member of the Leadership Sevier Class of 2002, and past President of the Sevier County High School Soccer Support Group. Mr. Monson has interests in commercial development companies in Greene and Sevier Counties.
     Charlie R. Johnson, age 65, is the Owner of Johnson-Murrell and Associates, P.C., a law firm located in Sevierville Tennessee, since 1976. His firm is involved primarily in business law, real estate and estate administration. Mr. Johnson was an elected member of the Board of Mayor and Alderman for the City of Sevierville and previously served eight years as the Mayor of Sevierville. Mr. Johnson serves as Vice-President of Sevier Title, Inc., a title escrow and closing company serving Sevier County, Tennessee. He is an Owner and Vice-President of Oak Haven Resort, Inc., a log cabin rental and development company. Johnson is a member of the Walters State Community College Sevier County Campus Development Council and a member of the Board of Trustees at Walters State and is a former member of the Advisors of the Department of Geography at the University of Tennessee. He is a Deacon at the First Baptist Church of Sevierville, Tennessee and is a member of the Sevierville Lions Club. He graduated from Tennessee Technological University with a Degree in Political Science and a Minor in Economics. He holds a Master’s Degree in Public Administration and a Doctorate of Jurisprudence from the University of Tennessee at Knoxville.

Class II Directors (Term to Expire at 2008 Annual Meeting of Shareholders)
     Sam L. Large, age 54, has been a promoter of the Gatlinburg Craftsmen’s Fairs since 1988. Prior to that time, Mr. Large was Manager and Buyer for the Gatlinburg Craft Center and Manager of Brookside Village. Mr. Large is the Owner of S.L.L., Inc., a real estate and promotions firm, and Sam L. Large Construction. Mr. Large has an Associate Degree in Accounting and Computer Programming. He has served on the Board of Directors of the Gatlinburg Convention and Visitors Bureau and the Gatlinburg Chamber of Commerce from 1993 until 1996, and was President of both organizations in 1996.
     Linda N. Ogle, age 61, has been President of Riverside Motor Lodge, Inc. and Riverside Towers, LLC for the past eleven years. Ms. Ogle is involved in all aspects of the daily operations of her businesses and has served in numerous civic and professional capacities. She is currently a member of the Pigeon Forge United Methodist Church, a member of the Sevierville Noon Day Rotary Club, a member of the Board of Directors for the Boys & Girls Club of the Smoky Mountains, past Chairperson for the Hotel Division of the United Way Campaign, a Campaign Chairperson for Fort Sanders Sevier Hospital, a member of the Leadership Sevier Class of 1998, on the Board of Directors for Leadership Sevier, the 2007 Chair of the Dr. Robert F. Thomas Foundation Board, a Board member of the Ft. Sanders Foundation, a Director of Friends of the Great Smoky Mountains and a Director on the Covenant Health Board. She also serves as Secretary for the Pigeon Forge Library, Leadership Knoxville and East Tennessee Regional Leadership.
     Michael C. Ownby, age 56, has been President of Ownby Insurance Service, Inc., an insurance agency in Sevierville, Tennessee, since 1973. He is also Chief Manager of MSP Enterprises, LLC, which invests in various real estate ventures and stock investments. Mr. Ownby is also involved in various real estate ventures in developing subdivisions and the buying and selling of commercial development properties with other partners in and around Sevier County, Tennessee. He is a 1973 graduate of the University of Tennessee with a B.S. in Business Administration. Mr. Ownby is a member of First Baptist Church in Sevierville, Tennessee, where he has served as Sunday School Director, taught Sunday school and has served on various committees of the church. He is a past member of the Sevierville Rotary Club, was previously a Director of the Sevierville Chamber of Commerce, is a Director of the Robert F. Thomas Foundation, is a member of the Sevier County Kiwanis Club, is a member of the Sevier County Jaycees, is on the Board of Directors of the Insurors of Tennessee, and is on the Board of Directors of the Sevier County Chapter of the Salvation Army.
Class III Directors (Term to Expire at 2009 Annual Meeting of Shareholders)
     James E. Bookstaff, age 64, is chief manager of Bookstaff, LLC located in Sevier County Tennessee. Mr. Bookstaff has resided in Sevier county since 1971. He serves on several non-profit Christian Boards. He is a graduate of the Culinary Institute of America and Michigan State University. Mr. Bookstaff is a partner in development of cabin and warehouse rental since 1993. He currently serves as an advisor and consultant to developers in tourism related markets in restaurant and motel management.

     Dwight B. Grizzell, age 56, is the President and CEO of the Bank. Mr. Grizzell has 35 years of banking experience. Before becoming the Bank’s CEO, he served as Regional President of BankFirst for Sevier County from 1997 to 1998. Prior to that he was the President/CEO and Director of First National Bank of Gatlinburg. Mr. Grizzell began his career with Third National Bank in Nashville in 1972. Mr. Grizzell has held numerous managerial and administrative positions with Third National Bank, First Security National Bank in Lexington, Kentucky, and First National Bank of Gatlinburg, Tennessee. He has served in numerous civic and professional capacities and is a former member of the Tennessee Bankers Board of Directors and presently serves on the Tennessee Bankers Governmental Relations Committee, the Robert F. Thomas Hospital Steering Committee, is a member of The Leadership Sevier Class of 1998, is a member of Area-wide Development Corporation Loan Review Committee and is a member of Great Smoky Mountain Church of Christ.
     John M. Parker, Sr., age 59, is a native of East Tennessee. He has participated in many business ventures and commercial real estate developments which have contributed to the growth of Sevier County. Over the years, he has been very active in developing several residential subdivisions in Sevier County and many surrounding counties.
     Ruth A. Reams, age 67, is retired from Reams Drug Store where she assisted her husband in the operation of the family business for many years. She currently is serving as a Board Member on the Dr. Robert F. Thomas Foundation and is a member of the Pigeon Forge Library Board and the Pigeon Forge Lion’s Club.
     The Board has determined that each of the following directors is an “independent director” within the meaning of Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD):

Gary A. Helton;	Mike Ownby;
Jeffrey J. Monson;	James E. Bookstaff;
Sam L. Large;	John M. Parker; and
Linda N. Ogle;	Ruth Reams.
Charlie R. Johnson;
ADDITIONAL INFORMATION CONCERNING THE COMPANY’S
BOARD OF DIRECTORS AND COMMITTEES
Committees and Meetings of the Board of Directors
     The Company’s Board of Directors held twelve (12) meetings during 2006. The Board of Directors of the Bank (which consists of the same members as the Company’s Board of Directors) held twelve (12) meetings during the year. All directors, with the exception of Gary A. Helton, attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period. The directors are strongly encouraged to attend the Annual Meeting of Shareholders, and all of the Company’s directors, with the exception of Sam L. Large, attended the 2006 Annual Meeting of Shareholders.

     The Company’s Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which also serves as the Audit Committee for the Bank. The Bank’s Board of Directors has two other standing committees: the Executive/Loan Committee and the ALCO/Investment Committee. The Company does not have a standing nominating committee or compensation committee; rather, given its relatively small size, the Company’s Board of Directors as a whole believes that it can function appropriately as a nominating and compensation committee. No directors are excluded from the nominating process. The Board has not adopted a written nominating committee charter.
     The Audit Committee consists of Jeffrey J. Monson (Chairman), Ruth Reams, James E. Bookstaff and Sam L. Large, each of whom is an independent director under the applicable NASD listing standards and the independence criteria set forth in Exchange Act Rule 10A-3(b)(1). The Audit Committee oversees and reviews the internal and independent audit function of the Company and the Bank and reports the Committee’s findings and recommendations to the Board of Directors. The Company’s Audit Committee has not adopted a written Audit Committee Charter. The Board of Directors has determined that none of the members of the Audit Committee satisfies all of the criteria that are necessary for such individual to qualify as an audit committee financial expert under applicable SEC rules. However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well-qualified to perform the functions that are required as a member of the Audit Committee. The Board of Directors further believes that the current members of the Company’s Board of Directors provide a breadth of experience and level of community relationships that are important to the Company, and the Company does not believe that it could attract an additional director that meets the requirements of an “audit committee financial expert” who also has those similar relationships. In making its determination, the Board of Directors particularly considered the size and nature of the Company’s business and the importance of knowledge of the local communities served by the Bank. Therefore, the Board of Directors does not believe it is necessary at this time to seek a new member who would qualify as an audit committee financial expert. The Audit Committee met four (4) times in 2006.
     The Executive/Loan Committee consists of Dwight Grizzell, Charlie Johnson, Mike Ownby, Linda Ogle, Gary Helton, James E. Bookstaff (alternate) and John Parker (alternate). The Committee functions primarily to examine and approve loans in compliance with the Bank’s lending and credit policy and serves as the Bank’s management group when the full Board of Directors is not in session in accordance with the limitations set forth in the Bank’s bylaws. The Bank’s Executive/Loan Committee met weekly during 2006.
     The ALCO/Investment Committee consists of Dwight Grizzell, James E. Bookstaff, John Parker and Ruth Reams. The Committee functions to ensure adherence to the Bank’s investment policy and has the authority to approve investments by the Bank in accordance with applicable law when the full Board of Directors is not in session. Additionally, the Committee functions to ensure adherence to the Bank’s asset liability management and interest rate risk policy. The ALCO/Investment Committee met four (4) times in 2006.

Consideration of Director Candidates
     In evaluating potential nominees for director, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the Company’s affairs and be free of conflicts of interest. The Board of Directors will also consider the extent of the candidate’s business acumen and experience, knowledge of the Company’s target markets and such other factors as it deems appropriate in any given circumstance. Other than these general guidelines and adherence to the Company’s bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process. The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company’s shareholders.
     The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company’s bylaws. Any such recommendations should be sent to the attention of the Company’s Secretary at the Company’s mailing address.
Code of Ethics
     The Company has adopted a code of ethics applicable to all directors, officers and employees, which is available without charge, upon written request to Mountain National Bancshares, Inc. c/o Corporate Secretary, 300 E. Main Street, Sevierville, Tennessee 37862. This code contains provisions consistent with the SEC’s description of a code of ethics. The Company intends to disclose any legally required amendments to, or waivers from, the code of conduct with respect to its directors and officers in accordance with the rules and regulations of the SEC and the NASD.
Shareholder Communication
     Shareholders who wish to communicate with the Board of Directors, a Board committee or any other directors or an individual director may do so by sending written communications addressed to the Board of Directors of Mountain National Bancshares, Inc., a Board committee or such group of directors or individual director, c/o Corporate Secretary, Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862. All communications will be compiled by the Company’s Secretary and submitted to the Board, a committee of the Board or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board of Directors.
Audit Committee Report
     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.
     The Company’s Audit Committee also functions as the audit committee for the Bank. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006, with the Company’s and the Bank’s management. The Committee has also discussed with Crowe Chizek and Company, LLC, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards Number 61.
     The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company, LLC required by Independence Standards Board Standard No. 1 and has discussed with Crowe Chizek and Company, LLC its independence.
     Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.
Jeffrey J. Monson, Chairman
Ruth Reams
James E. Bookstaff
Sam L. Large
     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
Executive Officers
     Michael L. Brown, age 48, serves as Executive Vice President — Chief Operating Officer of the Company and the Bank. Mr. Brown has been with the Company since its inception in 2002 and with the Bank since 1998. Prior to joining the Bank, Mr. Brown served as a Senior Vice President of First National Bank of Gatlinburg from 1995 to 1997, which later was acquired by BankFirst where he continued to serve in that capacity until joining Mountain National Bank in 1998. Mr. Brown has a combined banking career spanning 25 years, beginning with First Federal Savings Bank in Maryville, Tennessee in 1981. He is a graduate of the University of Tennessee and the Graduate School of Banking at LSU. He has served in several civic and professional organizations during his career. Mr. Brown is currently a member of the Sevierville Rotary Club, and is a graduate of Leadership Sevier, as well as Leadership Blount County. He is currently serving on the Payments and Technology Committee of the Independent Community Bankers of America. Mr. Brown and his family are active members of East Maryville Baptist Church.
     Grace D. McKinzie, age 54, serves as Executive Vice President — Chief Lending Officer of the Company and the Bank. Ms. McKinzie has been with the Company since its inception in 2002 and with the Bank since 1998. Ms. McKinzie began her banking career with The First National Bank of Gatlinburg in 1974 where she served as Vice President and was a commercial lender in the Gatlinburg market. She is a graduate of Gatlinburg Pittman High School and the Tennessee Bankers Commercial Lending School at Vanderbilt University. Ms. McKinzie was

the 2006 American Business Women’s Associate of the Year. She is a member of the 2007 Leadership Sevier Class.
     There are no family relationships between any director or executive officer and any other director or executive officer of the Company.
COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
     Named Executive Officers. The following table sets forth information with respect to all compensation paid or accrued in 2006 for Dwight B. Grizzell, the Company’s President and Chief Executive Officer, Grace D. McKinzie, the Company’s Executive Vice President — Chief Lending Officer and Michael L. Brown, the Company’s Executive Vice President — Chief Operating Officer. No other executive officers of the Company were paid $100,000 or more in total compensation for services provided during the year ended December 31, 2006.
Summary Compensation Table

				Non-Qualified
				Deferred
Name and				Compensation	All Other
Principal Position	Year	Salary	Bonus	Earnings	Compensation		Total
Dwight B. Grizzell, President and Chief Executive Officer	2006	$175,944	$18,755	$28,967	$18,295	(1)	$241,961
Grace D. McKinzie, Executive Vice President and Chief Lending Officer	2006	$105,221	$21,433	$17,002	$11,385	(2)	$155,041
Michael L. Brown, Executive Vice President and Chief Operating Officer	2006	$108,140	$21,255	$6,366	$12,920	(3)	$148,681
(1)	Represents car allowance of $6,975, insurance premium of $4,421, and director fees of $6,900

(2)	Represents car allowance of $6,219, insurance premium of $4,366, subsidiary directors fees of $800, and 401(k) match of $3,961

(3)	Represents car allowance of $7,763, insurance premium of $4,357, subsidiary directors fees of $800, and 401(k) match of $4,098

Outstanding Equity Awards
     There were no stock options granted to Mr. Grizzell, Ms. McKinzie or Mr. Brown during the fiscal year ended December 31, 2006. The following table sets forth information with respect to outstanding equity awards as of the end of the 2006 fiscal year.
Outstanding Equity Awards At 2006 Fiscal Year-End Table

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market or
								Plan	Payout
			Equity					Awards:	Value of
			Incentive				Market	Number of	Unearned
			Plan Awards:			Number	Value of	Unearned	Shares,
		Number of	Number of			of Shares	Shares or	Shares,	Units or
	Number of	Securities	Securities			or Units	Units of	Units or	Other
	Securities	Underlying	Underlying			of Stock	Stock	Other	Rights
	Underlying	Unexercised	Unexercised			That	That	Rights	That Have
	Unexercised	Options	Unearned	Option	Option	Have Not	Have Not	That Have	Not
	Options (#)	(#)	Options	Exercise	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	Price ($)	Date	(#)	($)	(#)	($)
Dwight B. Grizzell	14,063	—	—	8.24	12/28/08	—	—	—	—
Dwight B. Grizzell	—	62	—	12.09	11/25/13	—	—	—	—
Dwight B. Grizzell	—	116	—	18.10	11/16/14	—	—	—	—
Dwight B. Grizzell	—	171	—	18.17	11/22/14	—	—	—	—
Dwight B. Grizzell	—	171	—	18.17	12/16/14	—	—	—	—
Dwight B. Grizzell	—	842	—	18.15	01/04/15	—	—	—	—
Dwight B. Grizzell	—	166	—	21.68	01/18/15	—	—	—	—
Dwight B. Grizzell	—	71	—	21.97	01/20/15	—	—	—	—
Dwight B. Grizzell	—	171	—	21.75	01/31/15	—	—	—	—
Dwight B. Grizzell	—	171	—	21.75	03/15/15	—	—	—	—
Dwight B. Grizzell	—	216	—	21.77	03/26/15	—	—	—	—
Dwight B. Grizzell	—	72	—	22.00	06/27/15	—	—	—	—
Dwight B. Grizzell	—	37	—	21.40	09/01/15	—	—	—	—
Dwight B. Grizzell	—	171	—	21.75	09/02/15	—	—	—	—
Dwight B. Grizzell	—	22,959	—	21.76	09/08/15	—	—	—	—
Dwight B. Grizzell	—	827	—	21.76	09/23/15	—	—	—	—
Dwight B. Grizzell	—	226	—	21.76	10/26/15	—	—	—	—
Dwight B. Grizzell	—	56	—	23.88	01/09/16	—	—	—	—
Dwight B. Grizzell	—	19	—	24.38	03/10/16	—	—	—	—
Dwight B. Grizzell	—	13	—	23.05	03/14/16	—	—	—	—
Dwight B. Grizzell	—	56	—	24.33	03/16/16	—	—	—	—
Dwight B. Grizzell	—	691	—	24.72	03/20/16	—	—	—	—
Dwight B. Grizzell	—	171	—	24.92	03/24/16	—	—	—	—
Dwight B. Grizzell	—	695	—	24.92	04/06/16	—	—	—	—
Dwight B. Grizzell	—	21	—	27.71	07/03/16	—	—	—	—
Dwight B. Grizzell	—	22	—	26.45	07/03/16	—	—	—	—
Dwight B. Grizzell	—	53	—	27.21	08/25/16	—	—	—	—
Dwight B. Grizzell	—	78	—	27.37	09/08/16	—	—	—	—
Dwight B. Grizzell	—	12	—	26.44	09/11/16	—	—	—	—
Dwight B. Grizzell	—	19	—	27.33	09/12/16	—	—	—	—
Dwight B. Grizzell	—	56	—	26.73	09/13/16	—	—	—	—
Dwight B. Grizzell	—	110	—	27.25	09/18/16	—	—	—	—
Dwight B. Grizzell	—	171	—	27.40	09/29/16	—	—	—	—
Dwight B. Grizzell	—	12	—	26.35	10/02/16	—	—	—	—
Dwight B. Grizzell	—	27	—	27.68	10/04/16	—	—	—	—
Dwight B. Grizzell	—	110	—	27.20	10/12/16	—	—	—	—
Dwight B. Grizzell	—	122	—	26.71	11/21/16	—	—	—	—
Dwight B. Grizzell	—	171	—	26.78	11/22/16	—	—	—	—
Dwight B. Grizzell	—	27	—	27.05	12/04/16	—	—	—	—
Dwight B. Grizzell	—	19	—	26.62	12/05/16	—	—	—	—
Dwight B. Grizzell	—	22	—	26.25	12/27/16	—	—	—	—
Grace D. McKinzie	19,448	—	—	8.22	12/28/08	—	—	—	—
Michael L. Brown	—	—	—	—	N/A	—	—	—	—

Employment Contracts, Termination of Employment and Change-in-Control Arrangements
     Effective May 18, 2006, the Company and the Bank entered into employment agreements with Dwight B. Grizzell, G. Devon McKinzie and Michael L. Brown. Under the terms of these agreements, Mr. Grizzell will serve as the Bank’s President and Chief Executive Officer, Ms. McKinzie will serve as the Bank’s Executive Vice President and Chief Lending Officer and Mr. Brown will serve as the Bank’s Executive Vice President and Chief Operating Officer. The Chairman of the Board of Directors reviews and adjusts Mr. Grizzell’s base salary amount annually, and the President/CEO reviews and adjusts Ms. McKinzie and Mr. Brown’s base salary amounts annually. In addition, Mr. Grizzell, Ms. McKinzie and Mr. Brown are entitled to participate in any employee benefit plan of the Bank made available to the Bank’s regular full-time employees generally. Upon termination of the employment agreements (other than by death, disability, retirement, termination for cause, a change of control, or voluntary termination, the executives will be entitled to receive a lump sum payment equal to twelve months base salary. Upon a change in control of the Bank, the executives will be entitled to receive an amount equal to 2.99 times his or her “base amount” within the meaning of 280G(b)(3) of the Internal Revenue Code of 1986. At December 31, 2006, this lump sum payment would have equaled $523,250, $388,700 and 388,700 for Mr. Grizzell, Ms. McKinzie and Mr. Brown, respectively. Additionally, the executives would be entitled to the continuation of life, medical, dental and disability coverage for twelve months (six months in the case of a termination because of the executive’s resignation). The agreements with the executives further provide that in the event of termination he or she will be prohibited from competing with the Bank for a period of 12 months in any city, town or county in which the Bank has a branch or main office.
     Pursuant to the terms of the Company’s Stock Option Plan, unless otherwise provided, all outstanding options will become fully vested and exercisable in the event of a change in control or certain other corporate transactions. A “change in control” is defined in the Stock Option Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company’s outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; and certain other transactions.

Director Compensation for Fiscal 2006
     Directors are paid $575 for each Company and Bank Board of Directors meeting, $200 for each Executive Loan Committee meeting attended and $150 for each other committee meeting attended. The Chairman of the Board receives a fee of $1,500 for each Company and Bank Board of Directors meeting attended. There are no other arrangements pursuant to which any of the directors were compensated during 2006 for any service provided as a director. The Company does not maintain any stock awards, stock option, pension, retirement or deferred compensation plans in which directors may participate. The following table sets forth the compensation of the Company’s directors for services rendered during 2006.

	Fees earned or	All other
Name[1]	paid in cash ($)	compensation ($)	Total ($)
Charlie Johnson	$28,175	$870	$29,045
James Bookstaff	$14,225	$0	$14,225
Gary A. Helton	$13,325	$164	$13,489
Sam L. Large	$7,950	$228	$8,178
Jeffrey J. Monson	$10,150	$235	$10,385
Linda N. Ogle	$14,500	$541	$15,041
Michael C. Ownby	$16,000	$389	$16,389
John M. Parker, Sr.	$14,825	$186	$15,011
Ruth A. Reams	$7,800	$0	$7,800
1.	Dwight B. Grizzell, the Company’s chief executive officer, is not included in this table as he is also a named executive officer of the Company and his compensation for service on the board of directors of the Company is reflected in the Summary Compensation Table above.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
     Certain of the directors and executive officers of the Company and the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank, in the ordinary course of business during 2006, and such transactions are expected to continue in the future. All loans and lending commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2006. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $16,975,805 at December 31, 2006.
     Related party transactions between the Company or the Bank and the directors or executive officers are approved in advance by the Company’s or the Bank’s Board of Directors.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all such filing requirements were complied with.
PROPOSAL # 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     On August 29, 2005, the Company engaged Crowe Chizek and Company, LLC (“Crowe Chizek”) to serve as the Company’s registered independent public accounting firm after dismissing the Company’s previous registered independent public accounting firm, Hazlett, Lewis & Bieter, PLLC (“Hazlett, Lewis & Bieter”), on August 26, 2005. The decision to dismiss Hazlett, Lewis & Bieter was recommended by the Company’s audit committee and approved by the Company’s Board of Directors.
     Hazlett, Lewis & Bieter’s reports on the Company’s financial statements as of and for the years ended December 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2004 and 2003, there were no disagreements between the Company and Hazlett, Lewis & Bieter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, would have caused Hazlett, Lewis & Bieter to make reference to the matter in connection with its report. Hazlett, Lewis & Bieter confirmed there were no disagreements and no reportable matters with the Securities and Exchange Commission in their letter included with the Company’s Current Report on Form 8-K filed on September 1, 2005.
     As stated in the Company’s Current Report on Form 8-K filed on September 1, 2005, during the fiscal years ended December 31, 2003 and 2004, and through the date of the Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe Chizek regarding (1) either the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (2) any matter that was either the subject of a disagreement with Hazlett, Lewis & Bieter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, would have caused Hazlett, Lewis & Bieter to make reference to the matter in their report, or a matter identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B of the Securities and Exchange Commission.
     The Company has been advised that no member of Crowe Chizek or any of its associates have any financial interest in the Company. A representative of Hazlett, Lewis & Bieter is not expected to be at the Annual Meeting, but a representative of Crowe Chizek is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.
     During the years ended December 31, 2006 and December 31, 2005, the Company incurred the following principal independent auditor fees:

	2006	2005
Audit Fees (a)	$115,000	$51,877
Audit-Related Fees (b)	0	10,328
Tax Fees (c)	42,075	6,383
All Other Fees (d)	2,725	111,685

(a)	Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-KSB, quarterly reports on Form 10-QSB, services provided in connection with the Company’s filing of a Registration Statements on Form S-3, Form SB-2 and Form S-8 and services that are normally provided in connection with statutory and regulatory filings or engagements for these years.

(b)	Fees incurred were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not reported under “Audit Fees” above The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe Chizek.

(c)	Fees incurred were for tax preparation and other tax advisory services relating to the Company and its subsidiaries.

(d)	Fees incurred were for products and services other than those described above. Significant portions of other fees in 2005 were incurred during organization of three Bank subsidiaries. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe Chizek.
Pre-Approval Policy
     The Audit Committee pre-approves in advance the terms of all audit services provided to the Company as well as all permissible audit-related and non-audit services to be provided by the Company’s independent auditors. All services set forth above under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2.01(c)(7)(i).
     The Board of Directors recommends that the shareholders vote “For” the ratification of the appointment of Crowe Chizek and Company, LLC as the Company’s registered independent public accounting firm.
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
     Any shareholder proposal intended to be presented at the 2008 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 12, 2007, which is 120 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders. Any such proposal must comply in all respects with the rules and regulations of the SEC.
     Any shareholder proposal not received at the Company’s principal executive offices by February 25, 2008, which is 45 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders, will be considered untimely and, if presented at the 2008 Annual Meeting of Shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act.
OTHER MATTERS
     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.
OTHER INFORMATION
Proxy Solicitation Costs
     The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s Common Stock as of the Record Date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.
Annual Report on Form 10-KSB
     A copy of the Company’s Annual Report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the SEC, accompanies this Proxy Statement. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862, Attention: Bev Brosch, Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on March 22, 2007, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

By Order of the Board of Directors,
/s/ Bev Brosch
BEV BROSCH
Corporate Secretary

Sevierville, Tennessee
April 10, 2007

Appendix A
PROXY
MOUNTAIN NATIONAL BANCSHARES, INC.
REVOCABLE PROXY
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 1, 2007
IMPORTANT. Please complete both sides of the Proxy Card. Sign, date and return the attached proxy card in the postage-paid envelope as soon as possible. Your vote is important, regardless of the number of shares that you own.
WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ON THE REVERSE SIDE OF THIS CARD, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE OF THIS CARD.
     The Board of Directors recommends a vote “FOR” the listed proposals that are more fully described in the proxy statement dated April 10, 2007, which was sent to shareholders in connection with the listed proposals (the “Proxy Statement”).
     The undersigned shareholder(s) of Mountain National Bancshares, Inc., a Tennessee Corporation (the “Company”), hereby appoints Dwight B. Grizzell or Michael L. Brown, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 1, 2007 at 10:00 a.m., local time, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 and at any adjournment or postponement thereof:
1.	PROPOSAL TO ELECT THE THREE (3) PERSONS LISTED BELOW TO SERVE AS CLASS I DIRECTORS OF MOUNTAIN NATIONAL BANCSHARES, INC. FOR A THREE-YEAR TERM:

	For	Abstain
	Votes	Votes
Gary A. Helton	—	—
Jeffrey J. Monson	—	—
Charlie R. Johnson	—	—
Note: The number of votes you may cast is determined by multiplying the number of shares you own times three. These votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates.
2.	RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY, LLC AS REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

FOR ___	AGAINST ___	ABSTAIN ___
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN AND TO THE EXTENT THIS PROXY CONFERS DISCRETIONARY AUTHORITY.

A-1

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Dated:__________________________, 2007

PLEASE SIGN NAME EXACTLY AS SHOWN ABOVE.

Signature

Signature

__________________, 2007 Date

PLEASE SIGN NAME(S) EXACTLY AS SHOWN ABOVE. NOTE: IF STOCK IS HELD IN THE NAME OF TWO OR MORE PERSONS, ALL MUST SIGN, WHEN SIGNING AS ATTORNEY, TRUSTEE, ADMINISTRATOR, EXECUTOR OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

A-2